UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 14, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Proposal 1 and Proposal 3 in Item 5.07 is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on April 14, 2016, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1.     Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
John R. Bailey	99,535,617	386,770	6,724,252
Robert L. Boughner	94,202,886	5,719,501	6,724,252
William R. Boyd	94,205,911	5,716,476	6,724,252
William S. Boyd	97,826,104	2,096,283	6,724,252
Richard E. Flaherty	98,958,497	963,890	6,724,252
Marianne Boyd Johnson	97,772,714	2,149,673	6,724,252
Keith E. Smith	98,957,930	964,457	6,724,252
Christine J. Spadafor	98,912,292	1,010,095	6,724,252
Peter M. Thomas	98,560,392	1,361,995	6,724,252
Paul W. Whetsell	98,799,234	1,123,153	6,724,252
Veronica J. Wilson	98,799,755	1,122,632	6,724,252

Each of the director nominees were elected to serve as a director until the 2017 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

As previously disclosed in the Company’s proxy statement for the Annual Meeting, due to his age and pursuant to the Company’s Corporate Governance Guidelines, General Billy G. McCoy was not eligible to stand for reelection at the Annual Meeting. Accordingly, the Company’s Corporate Governance and Nominating Committee did not nominate General McCoy to stand for re-election and, effective upon the election of directors at the Annual Meeting, the Company’s authorized number of directors was fixed at eleven.

Proposal 2.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
104,736,886	321,867	1,587,886

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

Proposal 3.	Reapproval of the Company's 2000 Executive Management Incentive Plan.

Votes For	Votes Against	Abstain
97,793,533	544,868	1,583,986

The Company’s 2000 Executive Management Incentive Plan (the “2000 MIP”) was reapproved. The Company’s Board of Directors and the Company’s stockholders had previously reapproved the 2000 MIP in 2011. Section 162(m) of the Internal Revenue Code requires that the 2000 MIP be submitted to the Company’s stockholders every five years for approval. The 2000 MIP provides the Company’s key executives with the opportunity to earn incentive awards based on the achievement of goals relating to the performance of the Company and its business units.

Proposal 4.	Stockholder Proposal.

Votes For	Votes Against	Abstain
36,763,300	57,398,616	5,760,471

A stockholder proposal regarding adoption of a “proxy access” provision, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 15, 2016, was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 18, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer